UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K/A
(Amendment No. 1)
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report
(Date of earliest event reported):	January 4, 2019

SOUTHERN CALIFORNIA GAS COMPANY
(Exact name of registrant as specified in its charter)

CALIFORNIA	1-01402	95-1240705
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

555 WEST FIFTH STREET, LOS ANGELES, CALIFORNIA	90013
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code	(213) 244-1200

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2).
Emerging growth company [ ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [ ]

FORM 8-K/A
INTRODUCTORY NOTE

As previously reported by Southern California Gas Company (the “Company”), an indirect subsidiary of Sempra Energy, in a Current Report on Form 8-K filed January 7, 2019 (the “Initial Filing”), Jimmie I. Cho was appointed as Chief Operating Officer of the Company effective January 12, 2019. This Amendment No. 1 amends the Initial Filing to provide information as required by Item 5.02 of Form 8-K regarding the promotional long-term incentive awards granted in connection with Mr. Cho’s new role.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
Grant of Promotional Long-Term Incentive Awards to Chief Operating Officer
On January 17, 2019, the Compensation Committee of Sempra Energy’s Board of Directors (the “Sempra Compensation Committee”) approved a promotional grant to Mr. Cho effective January 17, 2019 of long-term incentive awards under Sempra Energy’s 2013 Long-Term Incentive Plan with a total grant date value of $204,760, reflecting the difference in value between the annual long-term incentive awards that he received on January 2, 2019 and the annual long-term incentive awards that he would have received on January 2, 2019, if his appointment and salary and long-term incentive targets had been effective as of that date. Mr. Cho received 638 units at target, granted in the form of a performance-based restricted stock unit award with a performance measure based on Sempra Energy’s cumulative three-year total shareholder return (“TSR”) compared with the Standard & Poor’s (“S&P”) 500 Utilities Index with a three-year performance period beginning on January 1, 2019 (“Utilities TSR Award”); 274 units at target, granted in the form of a performance-based restricted stock unit award with a performance measure based on Sempra Energy’s cumulative three-year TSR compared with the S&P 500 Index with a three-year performance period beginning on January 1, 2019 (“S&P 500 TSR Award”); 365 units at target, granted in the form of a performance-based restricted stock unit award with a performance measure based on the compound annual growth rate of Sempra Energy’s earnings per share over the three calendar year period ending December 31, 2021 compared with a payout scale based on the December 31, 2018 analyst consensus three-year earnings per share growth estimates of the S&P 500 Utilities Index companies (“EPS Award” and together with the Utilities TSR Award and the S&P 500 TSR Award, collectively the “Performance-Based Awards”); and 547 units, in the form of time-based restricted stock units (“Time-Based Award”).
The Time-Based Award vests in equal increments of one-third of the initial number of units, plus related dividend equivalents, vesting on each of the first New York Stock Exchange trading day in 2020, 2021 and 2022, respectively. Mr. Cho will earn one share of Sempra Energy common stock (“Common Stock”) per unit (including dividend equivalents).
Each of the S&P 500 TSR Award and the Utilities TSR Award (collectively, the “TSR Awards”) represents the right to receive between zero and two shares of Common Stock per unit (plus related dividend equivalents) based on Sempra Energy’s three-year cumulative TSR compared with the S&P 500 Utilities Index (excluding water companies) and the S&P 500 Index, as applicable. If Sempra Energy’s performance is at target (the 50th percentile of the applicable index), Mr. Cho will earn one share of Common Stock per unit. Two shares of Common Stock per unit will be earned if Sempra Energy’s performance is at or above the 90th percentile, and no Common Stock will be paid for performance at or below the 25th percentile. TSR Awards have dividend equivalent rights payable in Common Stock which vest to the extent the underlying award vests.
The EPS Award represents the right to receive between zero and two shares of Common Stock per unit (plus related dividend equivalents) based on the compound annual growth rate of Sempra Energy’s earnings per share, based on Sempra Energy’s performance compared with the December 31, 2018 analyst consensus three-year earnings per share growth estimates of the S&P 500 Utilities Index companies (excluding water companies). If Sempra Energy’s performance is at target (the 50th percentile of the analyst consensus estimates), Mr. Cho will earn one share of Common Stock per unit. Two shares of Common Stock will be earned if Sempra Energy’s performance is at or above the 90th percentile, and no Common Stock will be earned for performance at or below the 25th percentile. EPS Awards have dividend equivalent rights payable in shares of Common Stock which vest to the extent the underlying awards vests.
Additional information about Sempra Energy’s Performance-Based Awards is included under “Executive Compensation – Compensation Discussion and Analysis” in Sempra Energy’s Proxy Statement for the 2018 annual meeting of its shareholders filed with the U.S. Securities and Exchange Commission on March 23, 2018.

Potential Grant of Long-Term Incentive Awards to President
As previously reported in the Initial Filing, Maryam S. Brown was appointed as President of the Company effective at a later date to be determined by the Board of Directors of the Company and management intended on recommending to the Sempra Compensation Committee that, similar to Mr. Cho, Ms. Brown will receive a promotional long-term grant of incentive awards under Sempra’s 2013 Long-Term Incentive Plan generally intended to account for the difference in value between the annual long-term incentive awards that she received on January 2, 2019 and the annual long-term incentive awards that she would have received on January 2, 2019, if her appointment and salary and long-term incentive targets had been effective as of that date. In the case that such awards are approved for Ms. Brown, the Company will file an additional amendment to the Initial Filing to report those awards.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SOUTHERN CALIFORNIA GAS COMPANY,
(Registrant)

Date: January 23, 2019	By: /s/ Bruce A. Folkmann
Bruce A. Folkmann Vice President, Controller, Chief Financial Officer and Chief Accounting Officer